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                                  Exhibit 99

                       Press Release Dated May 11, 1999
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Date      May 11, 1999
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Contact:  Larry R. Goddard
          Investor Relations Department
          (402) 390-6553



FOR IMMEDIATE RELEASE
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     Omaha, Nebraska (May 11, 1999)--Commercial Federal Corporation (NYSE: CFB)
board member, W. A. Krause, announced his resignation effective May 10, 1999.